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[LOGO OF METLIFE(R)]                                VARIABLE ANNUITY APPLICATION
                     Marquis Portfolios(SM) is a service mark of Citigroup Inc. or its affiliates     SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)  and is used under license to MetLife Investors USA Insurance Company. METLIFE INVESTORS USA
222 Delaware Avenue Suite 900                                                                                      INSURANCE COMPANY
Wilmington, DE 19899                                             Policy Service Office: P.O. Box 10426 . Des Moines, Iowa 50306-0426
Marquis Portfolios(SM)                        For Express Mail Only . 4700 Westown Parkway Ste. 100 . West Des Moines, IA 50266-2266
                                                                                                 FOR ASSISTANCE CALL: THE SALES DESK
ACCOUNT INFORMATION

1. ANNUITANT

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)          (Last)
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)        (State)     (Zip)          Phone (_____) _______________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)        (State)     (Zip)          Phone (_____) _______________________________________

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)        (State)     (Zip)          Phone (_____) _______________________________________


4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                      -     -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                     (Street - No P.O. Box)                      Relationship       Social Security Number        %

                                                                                                      -     -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                     (Street - No P.O. Box)                      Relationship       Social Security Number        %

                                                                                                      -     -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                  (Street - No P.O. Box)                      Relationship       Social Security Number        %

                                                                                                      -     -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                  (Street - No P.O. Box)                      Relationship       Social Security Number        %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

Indicate only how contract is to be issued.                                               Funding Source of Purchase Payment
                                                                                          [_] 1035 Exchange  [_] Check  [_] Wire
.. NON-QUALIFIED ...............[_]
                                                                                          Initial Purchase
.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Payment $____________________________
                                                                                                       Make Check Payable to
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______               MetLife Investors USA
                                                                                          (Estimate dollar amount for 1035
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  exchanges, transfers, rollovers, etc.)

.. QUALIFIED 401 ...............[_]                                                        Minimum Initial Purchase Payment:
                                                                                            $25,000 Non-Qualified  $25,000 Qualified
* The annuitant and owner must be the same person.


8402 (10/07)                                                 [BAR CODE]                                                        APPMP
                                                                                                                            MAY 2011
                                                               Page 1
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RIDERS                                                             BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED,
                                                                   READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE
7. BENEFIT RIDERS (Subject to state availability and age           PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME
restrictions)                                                      POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN
                                                                   THIS CONTRACT IS ISSUED.
These riders may only be chosen at time of application.
PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL         NEW JERSEY RESIDENTS ONLY: Any person who includes any false or
RIDERS. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.             misleading information on an application for an insurance policy is subject to criminal and civil penalties.
1)  LIVING BENEFIT RIDERS (Optional. Only ONE of the following
    Riders may be elected)                                         NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a
    [_] Guaranteed Minimum Income Benefit Plus (GMIB PLUS III)     false or fraudulent claim for payment of a loss or benefit or
    [_] Principal Guarantee (GWB)                                  knowingly presents false information in an application for
    [_] Principal Guarantee Value (GWB)                            insurance is guilty of a crime and may be subject to civil fines
    [_] Single Life - Lifetime Withdrawal Guarantee (LWG) (2008)   and criminal penalties.
    [_] Joint Life - Lifetime Withdrawal Guarantee (LWG) (2008)
                                                                   OHIO RESIDENTS ONLY: A person who, with intent to defraud or
2)  DEATH BENEFIT RIDERS (Check one. If no election is made, the   knowing that he is facilitating a fraud against an insurer,
    Principal Protection option will apply.)                       submits an application or files a claim containing false or
      [_] Principal Protection (no additional charge)              deceptive statement is guilty of insurance fraud.
      [_] Annual Step-up
      [_] Enhanced Death Benefit II (may only be elected with      PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER
          GMIB Plus or without an optional Living Benefit          VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
          Rider.)                                                  ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR
                                                                   AMOUNT.
3)  [_] Earnings Preservation Benefit Rider
                                                                   PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with
COMMUNICATIONS                                                     intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any
8. TELEPHONE TRANSFER                                              materially false information or conceals for the purpose of misleading, information concerning any fact material thereto
I (We) authorize MetLife Investors USA Insurance Company           commits a fraudulent insurance act, which is a crime and subjects
(MetLife Investors USA) or any person authorized by MetLife        such person to criminal and civil penalties.
Investors USA to accept telephone transfer instructions and/or
future payment allocation changes from me (us) and my              11. ACKNOWLEDGEMENT AND AUTHORIZATION
Registered Representative/Agent. Telephone transfers will be
automatically permitted unless you check one or both of the        I (We) agree that the above information and statements and those
boxes below indicating that you do not wish to authorize           made on all pages of this application are true and correct to the
telephone transfers. MetLife Investors USA will use reasonable     best of my (our) knowledge and belief and are made as the basis
procedures to confirm that instructions communicated by            of my (our) application. I (We) acknowledge receipt of the
telephone are genuine.                                             current prospectus of MetLife Investors USA Separate Account A.
                                                                   PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH
I (We) DO NOT wish to authorize telephone transfers for the        APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO
following (check applicable boxes):                                DOLLAR AMOUNT.
             [_] Owner(s)   [_] Registered Representative/Agent
                                                                   I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 10 ABOVE
SIGNATURES                                                         APPLICABLE TO ME.

9. REPLACEMENTS
                                                                   ----------------------------------------------------------------
Does the applicant have any existing life insurance policies or       (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
annuity contracts?                               [_] Yes [_] No

Is this annuity being purchased to replace any existing life       ----------------------------------------------------------------
insurance or annuity policy(ies)?                [_] Yes [_] No                     (JOINT OWNER SIGNATURE & TITLE)

If "Yes," applicable disclosure and replacement forms must be
attached.                                                          ----------------------------------------------------------------
                                                                              (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
10. FRAUD STATEMENT & DISCLOSURE
                                                                   Signed at ______________________________________________________
NOTICE TO APPLICANT:                                                                        (City)              (State)

ARKANSAS, LOUISIANA, RHODE ISLAND AND WEST VIRGINIA RESIDENTS      Date ___________________________________________________________
ONLY: Any person who knowingly presents a false or fraudulent
claim for payment of a loss or benefit or knowingly presents       12. AGENT'S REPORT
false information in an application for insurance is guilty of a
crime and may be subject to civil fines and confinement in         Does the applicant have any existing life insurance policies or
prison.                                                            annuity contracts?                                [_] Yes [_] No

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to     Is this annuity being purchased to replace any existing life
provide false or misleading information to an insurer for the      insurance or annuity policy(ies)?                 [_] Yes [_] No
purpose of defrauding the insurer or any other person. Penalties
include imprisonment and/or fines. In addition, an insurer may     If "Yes," applicable disclosure and replacement forms must be
deny insurance benefits if false information materially related    attached.
to a claim was provided by the applicant.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the     ----------------------------------------------------------------
intent to defraud any insurance company or other person files an                           AGENT'S SIGNATURE
application for insurance containing any materially false
information or conceals, for the purpose of misleading,
information concerning any fact material thereto commits a         ----------------------------------------------------------------
fraudulent insurance act, which is a crime.                                                      Phone

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: It is
a crime to knowingly provide false, incomplete or misleading       ----------------------------------------------------------------
information to an insurance company for the purpose of                                    Agent's Name and Number
defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.
                                                                   ----------------------------------------------------------------
MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully                          Name and Address of Firm
presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false
information in an application for insurance is guilty of a crime   ----------------------------------------------------------------
and may be subject to fines and confinement in prison.                          State License ID Number (Required for FL)

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you
are making this application gives us the right to restrict or      -----------------------------------------------------------------
discontinue allocations of purchase payments to the Fixed                                 Client Account Number
Account and reallocation from the Investment Divisions to the
Fixed Account. This discontinuance right may be exercised for      Home Office Program Information:
reasons which include but are not limited to our ability to
support the minimum guaranteed interest rate of the Fixed          Once selected, the option cannot be changed.
Account when the yields on our Investments would not be
sufficient to do so. This discontinuance will not be exercised     Option A ________
in an unfairly discriminatory manner. The prospectus also
contains additional information about our right to restrict
access to the Fixed Account in the future.


8402 (10/07)                                                   Page 2                                                       APPMP
                                                                                                                            MAY 2011
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